PURCHASE AGREEMENT
                                  EXHIBIT "A"



Purchasing:               1995/1982 Silver Eagle        $665,000

Trade:                    None                          ($ n/a)

Sales Tax:                                              $  n/a

Sub-Total:                                              $665,000

Deposit:                                                ($99,750)

Sub-Total:                                              $565,250

Total Funds Due at Delivery:                            $565,250


SELLER:                                 BUYER:

Corporate Aircraft Marketing, Inc.      Name:          The Thaxton Group
2104 Stoney Run Trail                   Address:       1524 Pageland Highway
Cleveland, Ohio 44147                   City, State    Lancaster, S.C. 29721
(216) 526-7371


By: /s/ A.J. Mertik                     By: /s/ Bob Wilson
   ------------------------------          --------------------------
    A.J. Mertik                            Bob Wilson

TITLE: President                        TITLE:
                                            ----------------------
                                             Executive Vice President

DATED: July 16, 1996                     DATED: July 16, 1996

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                        AIRCRAFT SALES AGREEMENT


     THIS AGREEMENT, entered into as of this 16th day of July, 1996, by and between, The Thaxton Group, a company with a place of business that is located in the State of South Carolina, hereafter referred to as "BUYER"; and CORPORATE AIRCRAFT MARKETING, INC., a company with a place of business at Cleveland, Ohio, is hereafter referred to as "SELLER".

     WITNESSETH:

          WHEREAS, SELLER agrees to sell, and BUYER agrees to purchase, the AIRCRAFT and/or parts and equipment hereafter described. NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the PARTIES hereto do hereby agree as follows:

          ARTICLE I -- SUBJECT MATTER OF SALE

          SELLER shall sell to BUYER, and BUYER shall purchase from SELLER, any and all equipment and parts hereafter collectively referred to as "AIRCRAFT".

          ARTICLE II -- DELIVERY

          SELLER agrees to make AIRCRAFT available to BUYER at the location of Lancaster, South Carolina, on the date of July 16, 1996, or any such other date and time that both BUYER and SELLER may agree. SELLER further agrees to assume, for purposes of this Agreement, all risk of loss or damage to the AIRCRAFT until the AIRCRAFT shall have been delivered to BUYER. All risks of loss or damage thereafter shall be borne by BUYER. Upon acceptance of the AIRCRAFT by BUYER, as evidenced by payment of the purchase price, and the execution and delivery of a Certificate of Acceptance of the AIRCRAFT by BUYER, Title to the AIRCRAFT shall pass to BUYER.

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 ARTICLE III - PURCHASE PRICE AND PAYMENT:

The purchase price of the AIRCRAFT shall be "EXHIBIT A", USD. BUYER shall pay all taxes, fees and other charges applicable to the sale, transfer, use or possession of the AIRCRAFT sold and delivered hereunder. Reference is hereby made to EXHIBIT A for an itemization of all charges in connection with the purchase of the AIRCRAFT.

                             ARTICLE IV - DOCUMENTS

                  A. At the time of acceptance by BUYER of the AIRCRAFT hereunder as evidence by payment of the purchase price, SELLER shall deliver to BUYER a Bill of Sale for the AIRCRAFT on a form approved by the Federal Aviation Administration, conveying good and marketable Title, free and clear of all liens and encumbrances.

                  B. At the time of acceptance by BUYER of the AIRCRAFT hereunder, BUYER shall deliver to SELLER a Certificate of Acceptance of the AIRCRAFT by BUYER in a form satisfactory to SELLER.

                          ARTICLE V - WARRANTY OF TITLE
                          ARTICLES PRODUCT SUITABILITY

                  Determination of the suitability of the AIRCRAFT for uses and applications contemplated by BUYER and others shall be the sole responsibility of BUYER. BUYER assumes all risks and liabilities for results obtained by the use of the AIRCRAFT.

                         ARTICLE VI - WARRANTY OF TITLE
                            DISCLAIMER OF WARRANTIES

                  SELLER warrants that it has good Title to the AIRCRAFT and that Title will be transferred to BUYER free and clear of any liens, claims, charges, mortgages, or encumbrances of any kind whatsoever. Except for the aforesaid Warranty, the AIRCRAFT is sold by SELLER to BUYER "as is, where is" and THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE, TYPE OR KIND, INCLUDING WITHOUT LIMITATION AND IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. SELLER has not made any statements or representations to BUYER regarding the fitness of the AIRCRAFT for any specific application. BUYER has been afforded the opportunity to inspect and has inspected the AIRCRAFT, at BUYERS sole expense, is familiar with, and is satisfied with the condition thereof, and acceptance of AIRCRAFT in an "as is" condition.

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                   ARTICLE VII - CLAIMS, EXCLUSION OF DAMAGES

                  No claim of any kind, whether as to goods delivered or for non-delivery of goods, and whether based on Contract, breach of Warranty, negligence, or otherwise, shall be greater in amount than price of the goods in respect of which such damages are claimed; and failure to give notice of any claim within thirty (30) days from date of sale shall constitute an absolute and unconditional waiver by BUYER of goods. The remedy hereby provided shall be the exclusive and sole remedy of the BUYER. NO CLAIM OF ANY KIND, WHETHER AS TO GOODS DELIVERED OR FOR NON-DELIVERY OF GOODS, AND WHETHER OR NOT BASED ON CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, OR OTHERWISE, SHALL RENDER SELLER LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

                          ARTICLE VIII - SEVERABILITY

          In the event that any court of competent jurisdiction determines that any provisions of this contract are void or voidable, that shall not in any way affect the enforceability or the remaining provisions of this contract.

                           ARTICLE IX - FORCE MAJEURE

         SELLER shall not be responsible or liable for any delay or failure to deliver any or all of the product if occasioned by: act of God, war, riot, insurrection, fire, flood, embargo, explosion, accident, breakdown of machinery or equipment; shortage of or inability obtain fuel, power, raw materials, equipment, transportation, or the product itself, without litigation and at usual prices or from usual sources; good faith compliance with any law, regulation, standard, order, rule or recommendation made by any governmental authority; strike or labor controversy (SELLER shall not be required to settle any labor matter against its own best judgment); any cause or circumstance beyond SELLER'S reasonable control or any other cause or circumstance, whether similar or dissimilar to the foregoing; which makes impracticable the production, transportation or delivery of the product or any material used in or in connection with its production; and the contracted quantity shall be reduced to the extent of the quantities not delivered due to any such cause or circumstance. In no event shall SELLER be obligated to purchase product, or to deliver from any plant or facility other than the shipping point specified herein, to replace the quantities not delivered due to any such cause or circumstance.

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                            ARTICLE X - MISCELLANEOUS

     A. SPECIAL CONDITIONS. Any special conditions contained on Exhibit A attached hereto are incorporated herein by reference as part of this Agreement.

         B. The terms and conditions contained herein constitute the entire agreement between the parties hereto with respect to the purchase and sale of the AIRCRAFT, and shall supersede all other communications, representations or agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying the terms and conditions hereof shall be binding upon either party hereto unless executed after the date hereof in writing and signed by duly authorized representatives of both parties.
         C. This Agreement shall inure to the benefit of and be biding upon each of the parties hereto and their respective officers, assigns, but this Agreement may not be assigned by either party without the prior written consent of the other party.
         D. Any notice to be given hereunder shall be deemed sufficiently given if sent by registered or certified mail or by telegram to the party to which said notice is to be given at its address as shown below.
         E. This Agreement and any transaction or controversy arising herefrom or relating hereto shall in all respects be governed by and construed in accordance with the laws of the State of Ohio. BUYER and SELLER hereby submit to jurisdiction in both the State and Federal courts in Ohio in any dispute arising out of this Agreement and specifically submit to venue in Cuyahoga County, Ohio.

         No waiver by either party of any breach of any of the terms or conditions contained herein shall be construed as a waiver of any succeeding breach of the same or any other term or conditon containted herein shall limit the remedies of SELLER in the event of BUYER'S breach of any term or condition contained herein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

SELLER:                                 BUYER:
Corporate Aircraft Marketing, Inc.      Name         The Thaxton Group
2104 Stoney Run Trail                   Address      1524 Pageland Highway
Cleveland, Ohio 44147                   City, State  Lancaster, South Carolina
                                                     29721
(216) 526-7371                          Phone        (803) 415-5101

BY: /s/ A. J. Mertik                    BY: /s/ Bob Wilson
      --------------------------         ---------------------------------------
         A. J. Mertik                             Bob Wilson

TITLE: President                        TITLE: Executive Vice President
                                               ---------------------------------

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TO WHOM IT MAY CONCERN:

The Undersigned hereby certifies that We (or They) are the Purchasers of the below listed Aircraft and that:

-- The Aircraft was Purchased for Resale by
                                             -----------------------------------
--------------------------------------------------------------------------------

and our Sales Tax Number is #______________ as in then the State of ___________.

X The Aircraft was purchased for use outside the State of Ohio, and Purchaser is responsible for all State, Local and Federal Taxes associated with this transaction.

-- The Aircraft was purchased for use in the State of Ohio, and Purchaser assumes responsibility for all State, Local, and Federal Taxes associated with this transaction.

-- The Aircraft was purchased for use in the State of Ohio, and Seller collected Sales Tax as required in the amount of $_______________.


AIRCRAFT 1995/1982 Silver Eagle       BUYER        The Thaxton Group

REGISTRATION #    N67Y                Address      1524 Pageland Highway

SERIAL #          P210-00772          City, State  Lancaster, South Carolina
                                                   29721

                                      Phone        (803) 415-5101

                                      BY:      /s/ Bob Wilson
                                         ---------------------------------------
                                                  Bob Wilson

                                      TITLE:   Executive Vice President
                                           -------------------------------------

                                      PURCHASE DATE     July 16, 1996
                                                   -----------------------------


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                          AIRCRAFT DELIVERY CERTIFICATE

BUYER:            The Thaxton Group
              ------------------------------------------------------------------
AIRCRAFT:                  1995/1982 Silver Eagle
               -----------------------------------------------------------------
REGISTRATION #:   N67Y
               -----------------------------------------------------------------
SERIAL #:                  P210-00772
               -----------------------------------------------------------------


I hereby accept delivery of the above mentioned Aircraft "as is, where is" except as noted below.



BY:      /s/ Bob Wilson
         --------------------------------------------------------
             Bob Wilson

TITLE:   Executive Vice President
         --------------------------------------------------------

DATED:    July 16, 1996
         --------------------------------------------------------

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